Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Grant Kvalheim, certify that Athene Holding Ltd.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Athene Holding Ltd.

Date: August 10, 2026	/s/ Grant Kvalheim
Grant Kvalheim
Chief Executive Officer
(co-principal executive officer)

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.